----------------------------------------------------------------



                             NOTE PURCHASE AGREEMENT

                            Dated as of June 29, 2004

                                      Among

                           CONTINENTAL AIRLINES, INC.,

                            WILMINGTON TRUST COMPANY,
                        as Pass Through Trustee under the
                          Pass Through Trust Agreement

                            WILMINGTON TRUST COMPANY,
                             as Subordination Agent

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
                                 as Escrow Agent

                                       and

                            WILMINGTON TRUST COMPANY,
                                 as Paying Agent







       ----------------------------------------------------------------

                        INDEX TO NOTE PURCHASE AGREEMENT

                                                                            Page

SECTION 1.  Financing of New Aircraft........................................3
SECTION 2.  Conditions Precedent.............................................7
SECTION 3.  Representations and Warranties...................................7
SECTION 4.  Covenants.......................................................12
SECTION 5.  Notices.........................................................13
SECTION 6.  Expenses........................................................13
SECTION 7.  Further Assurances..............................................14
SECTION 8.  Miscellaneous...................................................15
SECTION 9.  Governing Law...................................................16

                                    SCHEDULES

Schedule I.   Aircraft
Schedule II.  Trust Supplement
Schedule III  Mandatory Economic Terms
Schedule IV.  Mandatory Document Terms

                                      ANNEX

Annex A       Definitions

                                    EXHIBITS

Exhibit A     Form of Participation Agreement
Exhibit B     Form of Lease
Exhibit C     Form of Trust Indenture
Exhibit D-1   Form of Purchase Agreement Assignment (Existing Aircraft)
Exhibit D-2   Form of Initial Purchase Agreement Assignment (New Aircraft)
Exhibit D-3   Form of Purchase Agreement Assignment (New Aircraft)
Exhibit E     Form of Trust Agreement
Exhibit F     Form of Delivery Notice

                             NOTE PURCHASE AGREEMENT

            This NOTE PURCHASE AGREEMENT, dated as of June 29, 2004, among (i) CONTINENTAL AIRLINES, INC., a Delaware corporation (the "COMPANY"), (ii) WILMINGTON TRUST COMPANY ("WTC"), a Delaware banking corporation, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (in such capacity together with its successors in such capacity, the "PASS THROUGH TRUSTEE") under the Pass Through Trust Agreement (as defined below), (iii) WILMINGTON TRUST COMPANY, a Delaware banking corporation, as subordination agent and trustee (in such capacity together with its successors in such capacity, the "SUBORDINATION AGENT") under the Intercreditor Agreement (as defined below), (iv) WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, as Escrow Agent (in such capacity together with its successors in such capacity, the "ESCROW Agent"), under the Escrow and Paying Agent Agreement (as defined below) and (v) WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Paying Agent (in such capacity together with its successors in such capacity, the "PAYING AGENT") under the Escrow and Paying Agent Agreement.

                             W I T N E S S E T H:

            WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in Annex A hereto;

            WHEREAS, the Company has (i) previously taken delivery of the 11 Embraer EMB-145 XR aircraft listed in Part A of Schedule I hereto (the "EXISTING AIRCRAFT"), each of which has been leased to the Company pursuant to a separate lease agreement (collectively, the "EXISTING LEASES") and (ii) obtained commitments from the Manufacturer pursuant to the Purchase Agreement for the delivery of the five Embraer EMB-145 XR aircraft listed in Part B of Schedule I hereto (together with any aircraft substituted therefor in accordance with the Purchase Agreement, the "NEW AIRCRAFT" and, together with the Existing Aircraft, the "AIRCRAFT");

            WHEREAS, the Manufacturer, which is obligated to arrange lease financing of the Aircraft for the Company, wishes to arrange debt financing with respect to a portion of the purchase price of the Aircraft and, at the request of the Manufacturer, the Company has entered into this Agreement;

            WHEREAS, pursuant to the Basic Pass Through Trust Agreement and the Trust Supplement set forth in Schedule II hereto, and concurrently with the execution and delivery of this Agreement, a grantor trust (the "PASS THROUGH TRUST") has been created to facilitate certain of the transactions contemplated hereby, including, without limitation, the issuance and sale of pass through certificates pursuant thereto (the "CERTIFICATES") to provide for a portion of the financing of the Aircraft;

            WHEREAS, the Company has entered into the Underwriting Agreement dated as of June 18, 2004 (the "UNDERWRITING AGREEMENT") with the underwriters (the "UNDERWRITERS") named therein, which provides that the Company will cause the Pass Through Trustee to issue and sell the Certificates to the Underwriters on the Issuance Date;

            WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Escrow Agent and the Depositary have entered into a Deposit Agreement, dated as of the Issuance Date, relating to the Pass Through Trust (the "DEPOSIT AGREEMENT") whereby the Escrow Agent agreed to direct the Underwriters to make certain deposits referred to therein on the Issuance Date (the "INITIAL DEPOSITS") and to permit the Pass Through Trustee to make additional deposits from time to time thereafter (the Initial Deposits together with such additional deposits are collectively referred to as the "DEPOSITS") and (ii) the Pass Through Trustee, the Underwriters, the Paying Agent and the Escrow Agent have entered into the Escrow and Paying Agent Agreement, dated as of the Issuance Date, relating to the Pass Through Trust (the "ESCROW AND PAYING AGENT AGREEMENT") whereby, among other things, (a) the Underwriters agreed to deliver an amount equal to the amount of the Initial Deposits to the Depositary on behalf of the Escrow Agent and (b) the Escrow Agent, upon the Depositary receiving such amount, agreed to deliver escrow receipts to be affixed to each Certificate;

            WHEREAS, upon receipt of a Delivery Notice with respect to an Aircraft, subject to the terms and conditions of this Agreement, the Pass Through Trustee will enter into the applicable Financing Agreements relating to such Aircraft;

            WHEREAS, upon the financing of each Aircraft, the Pass Through Trustee will fund its purchase of Equipment Notes with the proceeds of one or more Deposits withdrawn by the Escrow Agent under the Deposit Agreement (or, if financed on the Issuance Date, with a portion of the proceeds from the offering of the Certificates); and

            WHEREAS, concurrently with the execution and delivery of this Agreement, (i) Citicorp North America, Inc. ("CNAI"), has entered into a revolving credit agreement for the benefit of the Certificateholders with the Subordination Agent, as agent for the Pass Through Trustee (the "CNAI LIQUIDITY FACILITY"), (ii) WestLB AG, New York Branch ("WESTLB" and together with CNAI, the "LIQUIDITY PROVIDERS"), has entered into a revolving credit agreement for the benefit of the Certificateholders with the Subordination Agent, as agent for the Pass Through Trustee (the "WESTLB LIQUIDITY FACILITY" and together with the CNAI Liquidity Facility, the "LIQUIDITY FACILITIES") and (iii) the Pass Through Trustee, the Liquidity Provider and the Subordination Agent have entered into the Intercreditor Agreement, dated as of the date hereof (the "INTERCREDITOR AGREEMENT");

            NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. FINANCING OF AIRCRAFT. (a) The Company confirms that (i) it has previously taken delivery of the Existing Aircraft under the Purchase Agreement and, as of the Issuance Date, leases as lessee the Existing Aircraft pursuant to the Existing Leases and (ii) ExpressJet Airlines, Inc. has entered into the Purchase Agreement with the Manufacturer pursuant to which ExpressJet Airlines, Inc. has agreed to acquire, and the Manufacturer has agreed to deliver, the New Aircraft in the months specified in Schedule I hereto, all on and subject to terms and conditions specified in the Purchase Agreement. The Company agrees to finance the Aircraft in the manner provided herein, all on and subject to the terms and conditions hereof and of the relevant Financing Agreements.

            (b) In furtherance of the foregoing, the Company agrees to give the parties hereto, the Depositary and each of the Rating Agencies not less than two Business Days' prior notice substantially in the form of Exhibit F hereto (a "DELIVERY NOTICE") of the scheduled closing date (the "SCHEDULED CLOSING DATE") (or, in the case of a substitute Delivery Notice under Section 1(e) or (f) hereof, one Business Day's prior notice) in respect of the financing of each Aircraft under this Agreement, which notice shall:

            (i) specify the Scheduled Closing Date of such Aircraft (which shall be a Business Day before the Cut-off Date) on which the financing therefor in the manner provided herein shall be consummated;

            (ii) instruct the Pass Through Trustee to instruct the Escrow Agent to provide a Notice of Purchase Withdrawal to the Depositary with respect to the Equipment Notes to be issued in connection with the financing of such Aircraft (except in the case of any such financing on the Issuance Date);

            (iii) instruct the Pass Through Trustee to enter into the Participation Agreement included in the Financing Agreements with respect to such Aircraft in such form and at such a time on or before the Scheduled Closing Date specified in such Delivery Notice and to perform its obligations thereunder; and

            (iv) specify the principal amount of the Equipment Notes to be issued, and purchased by the Pass Through Trustee, in connection with the financing of such Aircraft scheduled to be financed on such Scheduled Closing Date (which shall in all respects comply with the Mandatory Economic Terms).

Notwithstanding the foregoing, in the case of any Aircraft to be financed hereunder on the Issuance Date, the Delivery Notice therefor may be delivered to the parties hereto on the Issuance Date.

            (c) Upon receipt of a Delivery Notice, the Pass Through Trustee shall, and shall cause the Subordination Agent to, enter into and perform their obligations under the Participation Agreement specified in such Delivery Notice, PROVIDED that such Participation Agreement and the other Financing Agreements to be entered into pursuant to such Participation Agreement shall be in the forms thereof annexed hereto in all material respects with such changes therein as shall have been agreed upon by the related Owner Participant and the Company and, if modified in any material respect, as to which Rating Agency Confirmation shall have been obtained from each Rating Agency by the Company (to be delivered by the Company to the Pass Through Trustee on or before the relevant Closing Date, it being understood that if Rating Agency Confirmation shall have been received with respect to any Financing Agreements and such Financing Agreements are utilized for subsequent New Aircraft (or Substitute Aircraft) without material modifications, no additional Rating Agency Confirmation shall be required); PROVIDED, HOWEVER, that the relevant Financing Agreements as executed and delivered shall not vary the Mandatory Economic Terms and shall contain the Mandatory Document Terms. The Company shall pay the reasonable costs and expenses of the Rating Agencies in connection with obtaining any such Rating Agency Confirmation. With respect to each Aircraft, the Company shall cause WTC (or such other person that meets the eligibility requirements to act as loan trustee under the Trust Indenture) to execute as Loan Trustee the Financing Agreements relating to such Aircraft to which such Loan Trustee is intended to be a party, and shall concurrently therewith execute such Financing Agreements to which the Company is intended to be a party and perform its respective obligations thereunder. Upon the request of either Rating Agency, the Company shall deliver or cause to be delivered to each Rating Agency a true and complete copy of each Financing Agreement relating to the financing of each Aircraft together with a true and complete set of the closing documentation (including legal opinions) delivered to the related Loan Trustee, Subordination Agent and Pass Through Trustee under the related Participation Agreement.

            (d) [Intentionally omitted.]

            (e) If after giving any Delivery Notice, there shall be a delay in the delivery of the New Aircraft referred to therein, or if on the Scheduled Closing Date of an Aircraft the financing thereof in the manner contemplated hereby shall not be consummated for whatever reason, the Company shall give the parties hereto prompt notice thereof. Concurrently with the giving of such notice of postponement or subsequently, the Company shall give the parties hereto a substitute Delivery Notice specifying the date to which the financing of such Aircraft shall have been re-scheduled (which shall be a Business Day before the Cut-off Date on which the Escrow Agent shall be entitled to withdraw one or more Deposits under the Deposit Agreement to enable the Pass Through Trustee to fund its purchase of the related Equipment Notes). Upon receipt of any such notice of postponement, the Pass Through Trustee shall comply with its obligations under Section 5.01 of the Trust Supplement and thereafter the financing of such Aircraft, as specified in such substitute Delivery Notice, shall take place on the re-scheduled closing date therefor (all on and subject to the terms and conditions of the relevant Financing Agreements) unless further postponed as provided herein.

            (f) Anything in this Section 1 to the contrary notwithstanding, the Company shall have the right to accept delivery of a New Aircraft under the Purchase Agreement on the Delivery Date thereof by utilization of bridge financing of such New Aircraft and promptly thereafter give the parties hereto a Delivery Notice specifying a Scheduled Closing Date not later than 90 days after the Delivery Date of such New Aircraft and no later than the Cut-off Date and otherwise complying with the provisions of Section 1(b) hereof. All other terms and conditions of this Note Purchase Agreement shall apply to the financing of any such New Aircraft on the re-scheduled closing date therefor except (i) the re-scheduled closing date shall be deemed the Delivery Date of such New Aircraft for all purposes of this Section 1 and (ii) the related Financing Agreements shall be amended to reflect the original delivery of such New Aircraft to the Company.

            (g) If the scheduled Delivery Date for any New Aircraft is delayed
(a) more than 30 days beyond the last day of the month set forth opposite such New Aircraft under the heading "Scheduled Delivery Month" in Schedule I hereto or (b) beyond December 31, 2004, the Company may identify for delivery a substitute aircraft therefor meeting the following conditions (a "SUBSTITUTE AIRCRAFT"): (i) a Substitute Aircraft must be an Embraer EMB-145 XR aircraft manufactured after the date of this Agreement and (ii) the Company shall be obligated to obtain Rating Agency Confirmation in respect of the replacement of any New Aircraft by Substitute Aircraft. Upon the satisfaction of the conditions set forth above with respect to a Substitute Aircraft, the New Aircraft to be replaced shall cease to be subject to this Agreement and all rights and obligations of the parties hereto concerning such New Aircraft shall cease, and such Substitute Aircraft shall become and thereafter be subject to the terms and conditions of this Agreement to the same extent as such New Aircraft.

            (h) The Company shall have no liability for the failure of the Pass Through Trustee to purchase Equipment Notes with respect to any Aircraft or Substitute Aircraft.

            (i) The parties agree that if, in connection with the financing of a New Aircraft or Substitute Aircraft, any Owner Participant who is to be a party to any Financing Agreement shall be a "Citizen of the United States" within the meaning of Section 40102(a)(15) of the Act, then the applicable Financing Agreements may be modified, consistent with the Mandatory Document Terms, to eliminate the restrictions on the Owner Participant's right to control the Owner Trustee and to make other customary changes to reflect that the Owner Participant is a "Citizen of the United States".

            (j) Anything herein to the contrary notwithstanding, the Company shall not have the right, and shall not be entitled, at any time to request the issuance of Equipment Notes to the Pass Through Trustee in an aggregate principal amount in excess of the amount of the Deposits then available for withdrawal by the Escrow Agent under and in accordance with the provisions of the Deposit Agreement.

            SECTION 2. CONDITIONS PRECEDENT. The obligation of the Pass Through Trustee to enter into, and to cause the Subordination Agent to enter into, any Participation Agreement as directed pursuant to a Delivery Notice and to perform its obligations thereunder is subject to satisfaction of the following conditions:

            (a) no Triggering Event shall have occurred; and

            (b) the Company shall have delivered a certificate to such Pass Through Trustee and the Liquidity Providers stating that (i) such Participation Agreement and the other Financing Agreements to be entered into pursuant to such Participation Agreement do not vary the Mandatory Economic Terms and contain the Mandatory Document Terms and (ii) any substantive modification of such Financing Agreements from the forms of Financing Agreements attached to this Agreement do not materially and adversely affect the Certificateholders, and such certification shall be true and correct.

            Anything herein to the contrary notwithstanding, the obligation of the Pass Through Trustee to purchase Equipment Notes shall terminate on the Cut-off Date.

            SECTION 3. REPRESENTATIONS AND WARRANTIES. (a) The Company represents and warrants that:

                  (i) the Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is a "citizen of the United States" as defined in Section 40102(a)(15) of the Act, and has the full corporate power, authority and legal right under the laws of the State of Delaware to execute and deliver this Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of the Company under this Agreement and each Financing Agreement to which it will be a party;

                  (ii) the execution and delivery by the Company of this
            Agreement and the performance by the Company of its obligations under this Agreement have been duly authorized by the Company and will not violate its Certificate of Incorporation or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

                  (iii) this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

            (b) WTC represents and warrants that:

                  (i) WTC is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is a "citizen of the United States" as defined in Section 40102(a)(15) of the Act, and has the full corporate power, authority and legal right under the laws of the State of Delaware and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver this Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of WTC, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, under this Agreement and each Financing Agreement to which it will be a party;

                  (ii) the execution and delivery by WTC, in its capacity as
            Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, of this Agreement and the performance by WTC, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, of its obligations under this Agreement have been duly authorized by WTC, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

                  (iii) this Agreement constitutes the legal, valid and binding obligations of WTC, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

            (c) The Pass Through Trustee hereby confirms to each of the other parties hereto that its representations and warranties set forth in Section 7.15 of the Basic Pass Through Trust Agreement and Section 5.04 of the Trust Supplement are true and correct as of the date hereof.

            (d) The Subordination Agent represents and warrants that:

                  (i) the Subordination Agent is duly incorporated, validly
            existing and in good standing under the laws of the State of Delaware, and has the full corporate power, authority and legal right under the laws of the State of Delaware and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver this Agreement and each Financing Agreement to which it is or will be a party and to perform its obligations under this Agreement and each Financing Agreement to which it is or will be a party;

                  (ii) this Agreement has been duly authorized, executed and delivered by the Subordination Agent; this Agreement constitutes the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                  (iii) none of the execution, delivery and performance by the
            Subordination Agent of this Agreement contravenes any law, rule or regulation of the State of Delaware or any United States governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent and do not contravene the Subordination Agent's articles of association or by-laws or result in any breach of, or constitute a default under, any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;

                  (iv) neither the execution and delivery by the Subordination
            Agent of this Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Delaware governmental authority or agency or any federal governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers;

                  (v) there are no Taxes payable by the Subordination Agent
            imposed by the State of Delaware or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities), and there are no Taxes payable by the Subordination Agent imposed by the State of Delaware or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities); and

                  (vi) there are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Agreement.

            (e) The Escrow Agent represents and warrants that:

                  (i) the Escrow Agent is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States and has the full corporate power, authority and legal right under the laws of the United States pertaining to its banking, trust and fiduciary powers to execute and deliver this Agreement, the Deposit Agreement and the Escrow and Paying Agent Agreement (collectively, the "ESCROW AGENT AGREEMENTS") and to carry out the obligations of the Escrow Agent under each of the Escrow Agent Agreements;

                  (ii) the execution and delivery by the Escrow Agent of each of the Escrow Agent Agreements and the performance by the Escrow Agent of its obligations hereunder and thereunder have been duly authorized by the Escrow Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

                  (iii) each of the Escrow Agent Agreements constitutes the
            legal, valid and binding obligations of the Escrow Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

            (f) The Paying Agent represents and warrants that:

                  (i) the Paying Agent is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the full corporate power, authority and legal right under the laws of the United States pertaining to its banking, trust and fiduciary powers to execute and deliver this Agreement and the Escrow and Paying Agent Agreement (collectively, the "PAYING AGENT AGREEMENTS") and to carry out the obligations of the Paying Agent under each of the Paying Agent Agreements;

                  (ii) the execution and delivery by the Paying Agent of each of the Paying Agent Agreements and the performance by the Paying Agent of its obligations hereunder and thereunder have been duly authorized by the Paying Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

                  (iii) each of the Paying Agent Agreements constitutes the
            legal, valid and binding obligations of the Paying Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

            SECTION 4. COVENANTS. (a) The Company covenants with each of the other parties hereto that:

            (i) [Intentionally omitted.]

            (ii) subject to Section 4(a)(iv) of this Agreement, the Company shall at all times maintain its corporate existence and shall not wind up, liquidate or dissolve or take any action, or fail to take any action, that would have the effect of any of the foregoing;

            (iii) the Company shall at all times remain a U.S. Air Carrier (as defined in the Financing Agreements) and shall at all times be otherwise certificated and registered to the extent necessary to entitle the Owner Trustee (and the Loan Trustee as assignee of the Owner Trustee's rights under each Lease) to the rights afforded to lessors of aircraft equipment under Section 1110;

            (iv) Section 13.2.1 of each Lease is hereby incorporated by reference herein;

            (v) the Company agrees to provide written notice to each of the parties hereto of the occurrence of the Cut-off Date no later than one Business Day after the date thereof.

            (b) WTC, in its individual capacity, covenants with each of the other parties to this Agreement that it will, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a "citizen of the United States" as defined in Section 40102(a)(15) of the Act and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, notify in writing all parties hereto of all relevant matters in connection therewith. Upon WTC giving any such notice, WTC shall, subject to Section 8.02 of any Trust Indenture then entered into, resign as Loan Trustee in respect of such Trust Indenture.

            SECTION 5. NOTICES. Unless otherwise specifically provided herein, all notices required or permitted by the terms of this Agreement shall be in English and in writing, and any such notice shall become effective upon being delivered personally or, if promptly confirmed by mail, when dispatched by facsimile or other written telecommunication, addressed to such party hereto at its address or facsimile number set forth below the signature of such party at the foot of this Agreement or to such other address or facsimile number as such party may hereafter specify by notice to the other parties.

            SECTION 6. EXPENSES. (a) The Company agrees to pay to the Subordination Agent when due, to the extent not paid when due by the Manufacturer, an amount or amounts equal to the fees payable to the Liquidity Providers under Section 2.03 of each Liquidity Facility and the related Fee Letter (as defined in the Intercreditor Agreement) multiplied by a fraction the numerator of which shall be the then outstanding aggregate amount of the Deposits under the Deposit Agreement and the denominator of which shall be the sum of (x) the then outstanding aggregate principal amount of the Equipment Notes issued under all of the Trust Indentures and (y) the then outstanding aggregate amount of the Deposits under the Deposit Agreement.

            (b) So long as no Equipment Notes have been issued in respect of any Aircraft, the Company agrees to pay (i) to the Subordination Agent when due, to the extent not paid when due by the Manufacturer, (A) the amount equal to interest on any Downgrade Advance (other than any Applied Downgrade Advance) payable under Section 3.07 of each Liquidity Facility minus Investment Earnings while such Downgrade Advance shall be outstanding, (B) the amount equal to interest on any CNAI Special Termination Advance (other than any Applied CNAI Special Termination Advance) payable under Section 3.07 of the CNAI Liquidity Facility minus Investment Earnings from such CNAI Special Termination Advance,
(C) the amount equal to interest on any WestLB Expiration Advance (other than any Applied WestLB Expiration Advance) payable under Section 3.07 of the WestLB Liquidity Facility minus Investment Earnings from such WestLB Expiration Advance; (D) the amount equal to interest on any Non-Extension Advance (other than any Applied Non-Extension Advance) payable under Section 3.07 of the CNAI Liquidity Facility minus Investment Earnings from such Non-Extension Advance;
(E) the amount equal to interest on any WestLB Early Termination Advance (other than any Applied WestLB Early Termination Advance) payable under Section 3.07 of the WestLB Liquidity Facility minus Investment Earnings from such WestLB Early Termination Advance; (F) any other amounts owed to the Liquidity Providers by the Subordination Agent as borrower under the Liquidity Facilities (other than amounts due as repayment of advances thereunder or as interest on such advances, except to the extent payable pursuant to clause (A) or (B)), (ii) all compensation and reimbursement of expenses, disbursements and advances payable by the Company under the Pass Through Trust Agreements, (iii) all compensation and reimbursement of expenses and disbursements payable to the Subordination Agent under the Intercreditor Agreement except with respect to any income or franchise taxes incurred by the Subordination Agent in connection with the transactions contemplated by the Intercreditor Agreement and (iv) in the event the Company requests any amendment to any Operative Agreement, all reasonable fees and expenses (including, without limitation, fees and disbursements of counsel) of the Escrow Agent and/or the Paying Agent in connection therewith. For purposes of this Section 6(b), (i) the terms "Applied Downgrade Advance", "Cash Collateral Account", "Downgrade Advance", "Final Advance", "Investment Earnings" and "Unpaid Advance" shall have the meanings specified in each Liquidity Facility, (ii) the terms "Applied WestLB Early Termination Advance", "Applied WestLB Expiration Advance", "West LB Expiration Advance" and "WestLB Early Termination Advance" shall have the meanings specified in the WestLB Liquidity Facility and (iii) the terms "Applied Non-Extension Advance", "Applied CNAI Special Termination Advance", "Non-Extension Advance" and "CNAI Special Termination Advance" shall have the meanings specified in the CNAI Liquidity Facility.

            SECTION 7. FURTHER ASSURANCES. Each party hereto shall duly execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as any other party hereto shall reasonably request in connection with its administration of, or to carry out more effectually the purposes of, or to better assure and confirm unto it the rights and benefits to be provided under, this Agreement.

            SECTION 8. MISCELLANEOUS. (a) Provided that the transactions contemplated hereby have been consummated, and except as otherwise provided for herein, the representations, warranties and agreements herein of the Company, the Subordination Agent, the Escrow Agent, the Paying Agent and the Pass Through Trustee, and the Company's, the Subordination Agent's, the Escrow Agent's, the Paying Agent's and the Pass Through Trustee's obligations under any and all thereof, shall survive the expiration or other termination of this Agreement and the other agreements referred to herein.

            (b) This Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Agreement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Agreement, but all of such counterparts together shall constitute one instrument. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. The index preceding this Agreement and the headings of the various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and permitted assigns, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, the Escrow Agent and its successors as Escrow Agent under the Escrow and Paying Agent Agreement, the Paying Agent and its successors as Paying Agent under the Escrow and Paying Agent Agreement and the Subordination Agent and its successors as Subordination Agent under the Intercreditor Agreement.

            (c) This Agreement is not intended to, and shall not, provide any person not a party hereto (other than the Underwriters and each of the beneficiaries of Section 6 hereof) with any rights of any nature whatsoever against any of the parties hereto, and no person not a party hereto (other than the Underwriters and each of the beneficiaries of Section 6 hereof) shall have any right, power or privilege in respect of, or have any benefit or interest arising out of, this Agreement.

            SECTION 9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    CONTINENTAL AIRLINES, INC.



                                    By
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    Address:    1600 Smith Street, HQSFN
                                                Houston, TX  77002
                                                Attention:  Treasurer
                                                Facsimile:  (713) 324-2447

                                    WILMINGTON TRUST COMPANY, not in its
                                    individual capacity, except as otherwise provided herein, but solely as Pass Through Trustee



                                    By
                                      ----------------------------------------
                                      Name:
                                      Title:

                                    Address:   Rodney Square North
                                               1100 North Market Street
                                               Wilmington, Delaware 19890
                                               Attention: Corporate Trust
                                               Administration
                                               Facsimile:  (302) 651-8882

                                    WILMINGTON TRUST COMPANY, not in its
                                    individual capacity, except as otherwise provided herein, but solely as Subordination Agent



                                    By
                                      ----------------------------------------
                                      Name:
                                      Title:

                                    Address:   Rodney Square North
                                               1100 North Market Street
                                               Wilmington, Delaware 19890
                                               Attention: Corporate Trust
                                               Administration
                                               Facsimile:  (302) 651-8882


                                    WELLS FARGO BANK NORTHWEST, NATIONAL
                                    ASSOCIATION,
                                    as Escrow Agent



                                    By
                                      ----------------------------------------
                                      Name:
                                      Title:

                                    Address:   MAC:  U1228-120
                                               299 South Main Street
                                               12th Floor
                                               Salt Lake City, Utah 84111
                                               Attention: Corporate Trust
                                               Services
                                               Facsimile:  (801) 246-5053

                                    WILMINGTON TRUST COMPANY,
                                    as Paying Agent



                                    By
                                      ----------------------------------------
                                      Name:
                                      Title:

                                    Address:   Rodney Square North
                                               1100 North Market Street
                                               Wilmington, Delaware 19890
                                               Attention: Corporate Trust
                                               Administration
                                               Facsimile:  (302) 651-8882

                                  SCHEDULE I to
                             NOTE PURCHASE AGREEMENT

                                    AIRCRAFT

                 PART A - EXISTING AIRCRAFT

   Registration       Manufacturer's        Scheduled
      Number           Serial Number      Delivery Month
------------------- ------------------ -------------------
      N11155             145782            Previously
                                           Delivered

      N10156             145786            Previously
                                           Delivered

      N12157             145787            Previously
                                           Delivered

      N14158             145791            Previously
                                           Delivered

      N17159             145792            Previously
                                           Delivered

      N12160             145799            Previously
                                           Delivered

      N13161            14500805           Previously
                                           Delivered

      N14162            14500808           Previously
                                           Delivered

      N12163            14500811           Previously
                                           Delivered

      N11164            14500817           Previously
                                           Delivered

      N11165            14500819           Previously
                                           Delivered

                   PART B - NEW AIRCRAFT

      N12166            14500831           July 2004

      N12167            14500834           July 2004

      N14168            14500840          August 2004

      N17169            14500844          August 2004

      N16170            14500850         September 2004

                                 SCHEDULE II to
                             NOTE PURCHASE AGREEMENT

                                TRUST SUPPLEMENT

Trust Supplement dated as of the Issuance Date between the Company and the Pass Through Trustee in respect of the Continental Airlines Class A Pass Through Trust, Series 2004-ERJ1.

                                 Schedule III to
                             NOTE PURCHASE AGREEMENT

                            MANDATORY ECONOMIC TERMS

      o The aggregate principal amount of the Equipment Notes issued with respect to an Aircraft shall not exceed the amounts set forth in the following table:

    AIRCRAFT
  REGISTRATION      MANUFACTURER'S          PRINCIPAL AMOUNT
      NUMBER        SERIAL NUMBER          OF EQUIPMENT NOTES
  ------------      --------------         ------------------

      N11155            145782                $10,745,972
      N10156            145786                 10,686,554
      N12157            145787                 10,692,100
      N14158            145791                 10,571,853
      N17159            145792                 10,598,759
      N12160            145799                 10,926,373
      N13161           14500805                11,062,500
      N14162           14500808                11,348,468
      N12163           14500811                10,748,893
      N11164           14500817                10,822,420
      N11165           14500819                11,013,029
      N12166           14500831                11,096,335
      N12167           14500834                11,096,335
      N14168           14500840                11,149,043
      N17169           14500844                11,152,077
      N16170           14500850                11,150,989

      o The Loan to Aircraft Value for the Equipment Notes issued for each Aircraft computed on the date of issuance thereof (with value for such Aircraft for these purposes initially equal to its value set forth under "Description of the Aircraft and the Appraisals--The Appraisals" in the column "Appraised Value" in the Prospectus Supplement and thereafter based on such value after giving effect to the Depreciation Assumption (as defined in the Prospectus Supplement)) as of the issuance date of such Equipment Notes and any Regular Distribution Date thereafter (assuming no default in the payment of the Equipment Notes and after giving effect to scheduled payments) will not exceed 56.5%.

      o The initial average life of the Equipment Notes for any Aircraft shall not extend beyond 10 years from the Issuance Date.

      o As of the Delivery Period Termination Date, the average life of the Certificates shall not be more than 9.8 years from the Issuance Date

            (computed without regard to the acceleration of any Equipment Notes and after giving effect to any special distribution on the Certificates thereafter required in respect of unused Deposits).

      o The final expected distribution date of the Certificates shall be as set forth on the cover page of the Prospectus Supplement.

      o The original aggregate principal amount of all of the Equipment Notes shall not exceed the original aggregate face amount of the Certificates.

      o The interest rate applicable to the Equipment Notes must be equal to the rate applicable to the Certificates.

      o The payment dates for the Equipment Notes must be on the first day of each month after July 1, 2004, and basic rent under the Leases must be payable on such dates.

      o Basic rent, stipulated loss values and termination values under the Leases must be sufficient to pay amounts due with respect to the related Equipment Notes.

      o The amounts payable under the all-risk aircraft hull insurance maintained with respect to each Aircraft must be sufficient to pay the applicable stipulated loss value, subject to certain rights of self-insurance.

      o (a) The past due rate in the Trust Indentures and the Leases, (b) the "Make-Whole Amount" payable under the Trust Indentures, (c) the provisions relating to the redemption and purchase of Equipment Notes in the Trust Indentures, (d) the minimum liability insurance amount on Aircraft in the Leases, and (e) the indemnification of the Loan Trustees, Subordination Agent, Liquidity Providers, Pass Through Trustee, Escrow Agent and registered holders of the Equipment Notes with respect to certain taxes and expenses, in each case shall be provided as set forth in the forms of Participation Agreements, Lease and Trust Indentures attached as exhibits to the Note Purchase Agreement.

                                 SCHEDULE IV TO
                             NOTE PURCHASE AGREEMENT

                            MANDATORY DOCUMENT TERMS

The terms "Form of Participation Agreement" "Form of Lease" and "Form of Trust Indenture" correspond to Exhibits A, B and C of the Note Purchase Agreement.

1. May not modify in any material adverse respect the Granting Clause of the Form of Trust Indenture so as to deprive the Note Holders of a first priority security interest in and mortgage lien on the Aircraft and the Lease or to eliminate any of the obligations secured thereby or otherwise modify in any material adverse respect as regards the interests of the Note Holders, the Subordination Agent, the Liquidity Providers or the Mortgagee the provisions of Article II or III or Section 4.02, 4.03, 4.04, 5.02, 5.06, 9.01(b), 10.04, 10.11 or 10.12 of the Form of Trust Indenture.

2. May not modify in any material adverse respect as regards the interests of the Note Holders, the Subordination Agent, the Liquidity Providers or the Mortgagee the provisions of Section 3.2.1(b), 3.3(c), 4.7, the final sentence of 7.1.1, 10.3.1(d)(ii), 13.3, 16, 18.3 or 18.7(a) of the Form of
      Lease or otherwise modify the terms of the Form of Lease so as to deprive the Mortgagee of rights expressly granted to the "Mortgagee" therein.

3. May not modify in any material adverse respect as regards the interests of the Note Holders, the Subordination Agent, the Liquidity Providers or the Mortgagee the provisions of Section 5.1.9, 5.1.10, 5.1.11, 5.1.12, 7.5, 12, 15.8(a) or 15.9 of the Form of Participation Agreement or of the provisions of Section 5.1.2(xxv) or 10.1.1(a)(iv) of the Form of Participation Agreement so as to eliminate the requirement to deliver to the Loan Participant or the Mortgagee, as the case may be, the legal opinions to be provided to such Persons thereunder (recognizing that the lawyers rendering such opinions may be changed) or of the provisions of
      Section 7.6.11(a)(ii) of the Form of Participation Agreement as regards the rights of the Mortgagee thereunder or otherwise modify the terms of the Form of Participation Agreement to deprive the Note Holders, the Subordination Agent, the Liquidity Providers or the Mortgagee of any indemnity or right of reimbursement in its favor for Expenses or Taxes.

4. May not modify, in any material adverse respect as regards the interests of the Note Holders, the Subordination Agent, the Liquidity Providers or the Mortgagee, the definition of "Make Whole Amount" in Annex A to the Participation Agreement Form.

      Notwithstanding the foregoing, any such Mandatory Document Term may be modified to correct or supplement any such provision which may be defective or to cure any ambiguity or correct any mistake, PROVIDED that any such action shall not materially adversely affect the interests of the Note Holders, the Subordination Agent, the Liquidity Providers, the Mortgagee or the Certificateholders.

                                   ANNEX A to
                             NOTE PURCHASE AGREEMENT

                                   DEFINITIONS

"ACT" means part A of subtitle VII of title 49, United States Code.

"AFFILIATE" means, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such person. For purposes of this definition, "control" means the power, directly or indirectly, to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise and "controlling," "controlled by" and "under common control with" have correlative meanings.

"AIRCRAFT" has the meaning set forth in the second recital to the Note Purchase Agreement.

"ASSUMED AMORTIZATION SCHEDULE" means the amortization schedule set forth on page S-32 of the Prospectus Supplement.

"AVERAGE LIFE DATE" means, for any Equipment Note, the date which follows the time of determination by a period equal to the Remaining Weighted Average Life of such Equipment Note.

"BANKRUPTCY CODE" means the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101 ET SEQ.

"BASIC PASS THROUGH TRUST AGREEMENT" means the Pass Through Trust Agreement, dated September 25, 1997, between the Company and Pass Through Trustee, as such agreement may be supplemented, amended or modified, but does not include the Trust Supplement.

"BUSINESS DAY" means any day, other than a Saturday, Sunday or other day on which commercial banks are authorized or required by law to close in New York, New York, Houston, Texas, Wilmington, Delaware or Salt Lake City, Utah.

"CERTIFICATES" has the meaning set forth in the fourth recital to the Note Purchase Agreement.

"CERTIFICATEHOLDER" means the Person in whose name a Certificate is registered in the Register.

"COMPANY" means Continental Airlines, Inc., a Delaware corporation.

"CORPORATE TRUST OFFICE" with respect to the Pass Through Trustee or any Loan Trustee, means the office of such trustee in the city at which at any particular time its corporate trust business shall be principally administered.

"CUT-OFF DATE" means the earlier of (a) the day after the Delivery Period Termination Date and (b) the date on which a Triggering Event occurs.

"DELIVERY PERIOD TERMINATION DATE" means the earlier of (a) December 31, 2004, or, if the Equipment Notes relating to all of the New Aircraft (or Substitute Aircraft in lieu thereof) have not been purchased by the Pass Through Trustee on or prior to such date due to any reason beyond the control of the Company and not occasioned by the Company's fault or negligence, March 31, 2005 and (b) the date on which Equipment Notes issued with respect to all of the Aircraft (or Substitute Aircraft in lieu thereof) have been purchased by the Pass Through Trustee in accordance with the Note Purchase Agreement.

"DELIVERY DATE" means the Business Day on which a New Aircraft is delivered to and accepted by the Company.

"DELIVERY NOTICE" means a Delivery Notice substantially in the form of Exhibit F to the Note Purchase Agreement.

"DEPOSIT" has the meaning set forth in the sixth recital to the Note Purchase Agreement.

"DEPOSIT AGREEMENT" has the meaning set forth in the sixth recital to the Note Purchase Agreement.

"DEPOSITARY" means WestLB AG, New York Branch.

"EQUIPMENT NOTES" means and includes any equipment notes issued under any Trust Indenture in the form specified in Section 2.01 thereof (as such form may be varied pursuant to the terms of such Trust Indenture) and any Equipment Note issued under any Trust Indenture in exchange for or replacement of any other Equipment Note.

"ESCROW AGENT" has the meaning set forth in the first paragraph of the Note Purchase Agreement.

"ESCROW AGENT AGREEMENTS" has the meaning set forth in Section 3(e)(i) of the Note Purchase Agreement.

"ESCROW AND PAYING AGENT AGREEMENT" has the meaning set forth in the fifth recital to the Note Purchase Agreement.

"EXISTING AIRCRAFT" has the meaning set forth in the second recital to the Note Purchase Agreement.

"EXISTING LEASES" has the meaning set forth in the second recital to the Note Purchase Agreement.

"FAA" means the Federal Aviation Administration of the United States.

"FINAL WITHDRAWAL" with respect to the Escrow and Paying Agent Agreement, has the meaning set forth in Section 1.02 thereof.

"FINANCING AGREEMENTS" means, collectively, the Purchase Agreement Assignment, the Initial Purchase Agreement Assignment (if a New Aircraft), the Participation Agreement, the Lease, the Trust Indenture, the Equipment Notes issued thereunder, and the Trust Agreement relating to the financing of an Aircraft.

"GOVERNMENT ENTITY" means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.

"INITIAL DEPOSITS" has the meaning set forth in the sixth recital to the Note Purchase Agreement.

"INITIAL PURCHASE AGREEMENT ASSIGNMENT" means a Purchase Agreement Assignment substantially in the form of Exhibit D-2 to the Note Purchase Agreement.

"INTERCREDITOR AGREEMENT" has the meaning set forth in the ninth recital to the Note Purchase Agreement.

"ISSUANCE DATE" means the date of the original issuance of the Certificates.

"LAW" means (a) any constitution, treaty, statute, law, decree, regulation, order, rule or directive of any Government Entity, and (b) any judicial or administrative interpretation or application of, or decision under, any of the foregoing.

"LEASE" means a Lease Agreement substantially in the form of Exhibit B to the Note Purchase Agreement.

"LIQUIDITY FACILITIES" has the meaning set forth in the ninth recital to the Note Purchase Agreement.

"LIQUIDITY PROVIDERS" has the meaning set forth in the ninth recital to the Note Purchase Agreement.

"LOAN TRUSTEE" means the "Mortgagee" as defined in the Financing Agreements.

"MANDATORY DOCUMENT TERMS" means the terms set forth on Schedule IV to the Note Purchase Agreement.

"MANDATORY ECONOMIC TERMS" means the terms set forth on Schedule III to the Note Purchase Agreement.

"MANUFACTURER" means Embraer-Empresa Brasileira de Aeronautica S.A., a Brazilian corporation, solely in its capacity as manufacturer or seller of the Aircraft.

"NEW AIRCRAFT" has the meaning set forth in the second recital to the Note Purchase Agreement.

"NOTE PURCHASE AGREEMENT" means the Note Purchase Agreement to which this Annex A is attached.

"NOTICE OF PURCHASE WITHDRAWAL" with respect to the Deposit Agreement, has the meaning set forth in Section 2.3 thereof.

"OPERATIVE AGREEMENTS" means, collectively, the Pass Through Trust Agreement, the Escrow and Paying Agent Agreement, the Deposit Agreement, the Liquidity Facilities, the Intercreditor Agreement, the Certificates and the Financing Agreements.

"OWNER PARTICIPANT" means, with respect to any Aircraft, the Person named as the Owner Participant in the Participation Agreement with respect to such Aircraft.

"OWNER TRUST" means, with respect to any Aircraft, the trust created by the Trust Agreement related thereto.

"OWNER TRUSTEE" means, with respect to any Aircraft, the "Owner Trustee" party to the Trust Agreement related thereto.

"PARTICIPATION AGREEMENT" means a Participation Agreement substantially in the form of Exhibit A to the Note Purchase Agreement.

"PASS THROUGH TRUST" has the meaning set forth in the fourth recital to the Note Purchase Agreement.

"PASS THROUGH TRUST AGREEMENT" means the Trust Supplement, together with the Basic Pass Through Trust Agreement, dated as of the Issuance Date, by and between the Company and Pass Through Trustee.

"PASS THROUGH TRUSTEE" has the meaning set forth in the first paragraph of the Note Purchase Agreement.

"PAYING AGENT" has the meaning set forth in the first paragraph of the Note Purchase Agreement.

"PAYING AGENT AGREEMENTS" has the meaning set forth in Section 3(f)(i) of the Note Purchase Agreement.

"PERSON" means any individual, firm, partnership, joint venture, trust, trustee, Government Entity, organization, association, corporation, limited liability company, government agency, committee, department, authority and other body, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.

"PROSPECTUS SUPPLEMENT" means the final Prospectus Supplement, dated June 18, 2004, to the Prospectus, dated August 23, 2001, of the Company relating to the offering of the Certificates.

"PURCHASE AGREEMENT" means the Purchase Agreement GPJ-003/96 between Manufacturer and ExpressJet Airlines, Inc. (formerly Continental Express, Inc.) (including all exhibits thereto, together with all letter agreements entered into that by their terms constitute part of such Purchase Agreement), as amended.

"PURCHASE AGREEMENT ASSIGNMENT" means a Purchase Agreement Assignment substantially in the form of Exhibit D-1 to the Note Purchase Agreement (for an Existing Aircraft) or Exhibit D-3 to the Note Purchase Agreement (for a New Aircraft).

"RATING AGENCIES" means, collectively, at any time, each nationally recognized rating agency which shall have been requested to rate the Certificates and which shall then be rating the Certificates. The initial Rating Agencies will be

Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

"RATING AGENCY CONFIRMATION" means, with respect to (1) any Financing Agreement that has been modified in any material respect from the forms thereof attached to the Note Purchase Agreement or (2) a Substitute Aircraft, a written confirmation from each of the Rating Agencies that (a) the use of such Financing Agreement with such modifications or (b) the substituting of such Substitute Aircraft for a New Aircraft, respectively, would not result in (i) a reduction of the rating for the Certificates below the then current rating for the Certificates or (ii) a withdrawal or suspension of the rating of the Certificates.

"REGISTER" means the register maintained pursuant to Sections 3.04 and 7.12 of the Basic Pass Through Trust Agreement with respect to the Pass Through Trust.

"REGULAR DISTRIBUTION DATE" shall mean the first day of each month, commencing August 1, 2004.

"REMAINING WEIGHTED AVERAGE LIFE" means, on a given date with respect to any Equipment Note, the number of days equal to the quotient obtained by dividing
(a) the sum of each of the products obtained by multiplying (i) the amount of each then remaining scheduled payment of principal of such Equipment Note by
(ii) the number of days from and including such determination date to but excluding the date on which such payment of principal is scheduled to be made, by (b) the then outstanding principal amount of such Equipment Note.

"SCHEDULED CLOSING DATE" has the meaning set forth in Section 1(b) of the Note Purchase Agreement.

"SECTION 1110" means 11 U.S.C. ss. 1110 of the Bankruptcy Code or any successor or analogous Section of the federal bankruptcy Law in effect from time to time.

"SUBORDINATION AGENT" has the meaning set forth in the first paragraph of the Note Purchase Agreement.

"SUBSTITUTE AIRCRAFT" has the meaning set forth in Section 1(g) of the Note Purchase Agreement.

"TAXES" means all license, recording, documentary, registration and other similar fees and all taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever imposed by any Taxing Authority, together with any penalties, additions to tax, fines or interest thereon or additions thereto.

"TAXING AUTHORITY" means any federal, state or local government or other taxing authority in the United States, any foreign government or any political subdivision or taxing authority thereof, any international taxing authority or any territory or possession of the United States or any taxing authority thereof.

"TREASURY YIELD" means, as of any date of determination, with respect to any Equipment Note (utilizing the Assumed Amortization Schedule applicable thereto), the interest rate (expressed as a decimal and, in the case of United States Treasury bills, converted to a bond equivalent yield) determined to be the per annum rate equal to the monthly yield to maturity for United States Treasury securities maturing on the Average Life Date of such Equipment Note and trading in the public securities markets either as determined by interpolation between the most recent weekly average yield to maturity for two series of United States Treasury securities, trading in the public securities markets, (A) one maturing as close as possible to, but earlier than, the Average Life Date of such Equipment Note and (B) the other maturing as close as possible to, but later than, the Average Life Date of such Equipment Note, in each case as published in the most recent H.15(519) or, if a weekly average yield to maturity for United States Treasury securities maturing on the Average Life Date of such Equipment
Note is reported on the most recent H.15(519), such weekly average yield to maturity as published in such H.15(519). The "most recent H.15(519)" means the H.15(519) most recently published prior to the close of business on the date of determination of the Deposit Make-Whole Premium.

"TRIGGERING EVENT" has the meaning assigned to such term in the Intercreditor Agreement.

"TRUST AGREEMENT" means a Trust Agreement substantially in the form of Exhibit E to the Note Purchase Agreement.

"TRUST INDENTURE" means a Trust Indenture and Mortgage substantially in the form of Exhibit C to the Note Purchase Agreement.

"TRUST SUPPLEMENT" means an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (i) a trust is created for the benefit of the holders of the Certificates, (ii) the issuance of the Certificates representing fractional undivided interests in such trust is authorized and (iii) the terms of the Certificates are established.

"UNDERWRITERS" has the meaning set forth in the fifth recital to the Note Purchase Agreement.

"UNDERWRITING AGREEMENT" has the meaning set forth in the fifth recital to the Note Purchase Agreement.

"WTC" has the meaning set forth in the first paragraph of the Note Purchase Agreement.

                                  EXHIBIT A to
                             NOTE PURCHASE AGREEMENT

                         FORM OF PARTICIPATION AGREEMENT

                               (Filed Separately)

                                  EXHIBIT B to
                             NOTE PURCHASE AGREEMENT

                                  FORM OF LEASE

                               (Filed Separately)

                                  EXHIBIT C to
                             NOTE PURCHASE AGREEMENT

                             FORM OF TRUST INDENTURE

                               (Filed Separately)

                                 EXHIBIT D-1 to
                             NOTE PURCHASE AGREEMENT

                      FORM OF PURCHASE AGREEMENT ASSIGNMENT
                               (EXISTING AIRCRAFT)


                              AMENDED AND RESTATED
                  PURCHASE AGREEMENT ASSIGNMENT NO. 2 - [DEAL_]

      AMENDED AND RESTATED PURCHASE AGREEMENT ASSIGNMENT NO. 2 - [Deal_], dated as of June ___, 2004 (this "Restated Assignment"), between PM Limited, a Cayman Islands company (the "Assignor" or "PM Limited"), WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee (the "Assignee"), and EXPRESSJET AIRLINES, INC., a Delaware corporation ("Express"), which amends and restates in its entirety the Original PAA No. 2 (as hereinafter defined).

                                    RECITALS

      WHEREAS, Express and EMBRAER-Empresa Brasileira de Aeronautica S.A., a corporation organized under the laws of Brazil ("Embraer"), have entered into the Purchase Agreement, pursuant to which, among other things, Embraer has agreed to manufacture and sell to Express, and Express has agreed to purchase from Embraer, certain aircraft, including the Aircraft (as defined in the Purchase Agreement Assignment No. 1 described below);

      WHEREAS, pursuant to a Purchase Agreement Assignment No. 1 - [Deal_], dated as of [Initial_Delivery_Date] ("PAA No. 1"), between Express and PM Limited, Express has, among other things, heretofore assigned to PM Limited, with the consent of the Manufacturer, certain of its right, title and interest in, to and under the Purchase Agreement including, without limitation, the right to purchase the Aircraft from Embraer upon and subject to the terms and conditions set forth in the Purchase Agreement and PAA No.
1;

      WHEREAS, PM Limited has heretofore purchased the Aircraft from Embraer and, concurrently therewith, has heretofore sold the Aircraft to Wells Fargo Bank Northwest, National Association, acting not in its individual capacity but solely as Owner Trustee under the Trust Agreement [Deal_], dated as of [Initial_Delivery_Date] (the "Original Trust Agreement"), between Refine,
Inc., as Owner Participant (the "Owner Participant"), and Wells Fargo Bank Northwest, National Association ("Wells Fargo"), as amended and restated in its entirety by that certain Amended and Restated Trust Agreement [Deal_], dated as of the date hereof, between the Owner Participant and Wells Fargo (the Original Trust Agreement, as so amended and restated, the "Amended and Restated Trust Agreement");

      WHEREAS, in connection with the sale of the Aircraft by PM Limited to the Owner Trustee and with the consent of the Manufacturer, PM Limited has, pursuant to the Purchase Agreement Assignment No. 2-[Deal_], dated as of [Initial_Delivery_Date] (the "PAA No. 2"), between PM Limited and the Owner Trustee, heretofore transferred to the Owner Trustee all of PM Limited's present and future rights, title, obligations and interests in, to and under the

Purchase Agreement as assigned by PAA No. 1, except for PM Limited's right to purchase the Aircraft from the Manufacturer pursuant to Section 2(a) of PAA No. 1;

      WHEREAS, the Owner Trustee desires to (i) issue Equipment Notes (as defined in Annex A to the Lease Agreement referred to herein) for the purpose of enabling the Owner Participant to repay, in part, the indebtedness relating to the acquisition of the Aircraft by the Owner Trustee, (ii) terminate the Lease Agreement [Deal_], dated as of the date of PAA No. 1 (the "Existing Lease"), between the Owner Trustee and Continental Airlines, Inc. ("Continental"), in connection therewith and (iii) re-lease the Aircraft to Continental pursuant to the Lease Agreement (as hereinafter defined); and

      WHEREAS, to facilitate the transactions described in the immediately preceding Whereas clause, PM Limited and the Assignee desire to amend and restate in its entirety PAA No. 2 on the terms and conditions hereof, Express desires to agree to the terms and provisions hereof and to certain changes to PAA No. 1, as provided herein, and the Manufacturer is willing to execute and deliver to the Assignee a Consent and Agreement to the provisions hereof in substantially the form attached hereto as Annex 1;

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements of the parties contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Assignor and the Assignee hereby agree to amend and restate PAA No.2 in its entirety upon the terms set forth herein, and the parties hereto further agree as follows:

      Section 1. DEFINITIONS. Capitalized terms used but not defined herein shall have the respective meanings set forth or incorporated by reference, and shall be construed and interpreted in the manner described, in PAA No. 1.

      Section 2. TRANSFER AND ASSUMPTION. The Assignor does hereby sell, assign and transfer to the Assignee all of the Assignor's present and future rights, title, obligations and interest in, to and under the Purchase Agreement as assigned by PAA No. 1, excluding the right to purchase the Aircraft from the Manufacturer (the "Assignor's Interest") and the Assignee hereby accepts the Assignor's Interest from the Assignor. The Assignee agrees that it shall be bound by all the terms of, and shall assume and undertake to perform all the obligations of, the Assignor with respect to the Assignor's Interest. For all purposes of PAA No. 1 and this Restated Assignment, Express, the Assignor and the Assignee hereby agree that:

            (I) the "Lease" or "Lease Agreement" referred to in PAA No. 1 shall be deemed to refer to the Lease Agreement [Deal_], dated as of the date hereof (as the same may be amended, modified or supplemented, the "Lease Agreement"), between the Owner Trustee and Continental, providing for the lease of the Aircraft;

            (II) the Participation Agreement referred to in Paragraph 4 of PAA No. 1 shall be deemed to refer to the Participation Agreement defined in Annex A to the Existing Lease;

            (III) Continental, in lieu of Express, shall have the rights referred to in clause (iii)(B) of the first paragraph of Section 2 of PAA No. 1 after notice by Continental to the Manufacturer that Continental is entitled to possession of the Aircraft;

            (IV) Continental, in lieu of Express, shall be entitled to exercise the rights of Express under the second paragraph of Section 2 of PAA No. 1 after notice by Continental to the Manufacturer that Continental is entitled to possession of the Aircraft; and

            (V) the Manufacturer shall not be deemed to have knowledge of, and need not recognize nor take any action with respect to, the termination of Express's rights under PAA No. 1 by Continental to the extent permitted hereunder or thereunder unless and until the Manufacturer shall have received from Continental, as required by the terms of this Restated Assignment, written notice (including notice by fax) thereof and, in acting in accordance with the terms and conditions of the Purchase Agreement and this Restated Assignment and PAA No. 1, the Manufacturer may act in accordance with and conclusively rely upon any such notice.

      Section 3. CONFIDENTIAL TREATMENT. The Assignee and the Assignor agree that the provisions of Paragraph 8 of PAA No. 1 are hereby terminated and superseded by the provisions of this Section 3 and, in furtherance thereof, agree that they will not disclose to any third party (other than their direct and indirect parent companies) the terms of the Purchase Agreement (whether or not related to the Aircraft) or PAA No. 1 or this Restated Assignment, except
(a) as required by applicable law, judicial proceeding or governmental regulation, (b) in the case of the Assignee, as required for the assignment of its rights under this Restated Assignment in accordance with the provisions of
Article 16 of the Purchase Agreement, (c) with the prior written consent of Express, the Assignor and the Manufacturer, which consent shall not be unreasonably withheld with respect to a prospective bona fide purchaser of the Aircraft, (d) to prospective and permitted transferees of Owner Participant's interest or their or Owner Participant's respective counsel or special counsel, independent insurance brokers, auditors, or other agents, (e) as otherwise permitted by the Operative Agreements (as defined in Annex A to the Lease), or
(f) to such other Persons as are reasonably deemed necessary by the disclosing party for the purposes of enforcing such documents by such party; PROVIDED that any such disclosure under this sentence shall be made only to the extent necessary to meet the specific requirements or needs of the Assignee or PM Limited, as the case may be. Any disclosure as contemplated in (b), (c) or (d) above shall include a requirement that the entity to which the information is disclosed shall be subject to obligations of nondisclosure with respect to such information substantially the same as those contained herein.

      Section 4. ASSIGNMENT TO MORTGAGEE. The right, title and interest of the Assignee in and to this Restated Assignment has, contemporaneously with the execution and delivery hereof, been assigned to and is subject to a security interest in favor of the Mortgagee (as such terms and the other capitalized terms used hereinafter in this sentence are defined in Appendix A to the Lease) under the Trust Indenture, for the benefit of the Loan Participants and the Note Holders referred to the Trust Indenture, all to the extent provided in such Trust Indenture. The Assignor hereby consents to such assignment and to the creation of such security interest in and to this Restated Assignment.

      Section 5. NOTICES. Any notices provided for in PAA No. 1 shall be delivered to the Assignee at the following address or such other place as the Assignee may designate in accordance with PAA No. 1:

                  Wells Fargo Bank Northwest,
                  National Association
                  MAC: U1228-120
                  Attn:  Corporate Trust Dept.
                  299 S. Main Street, 12th Floor
                  Salt Lake City, UT 84111
                  Facsimile:  801-246-5053

      Section 6. HEADINGS. The headings of the Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

      Section 7. GOVERNING LAW. THIS RESTATED ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO CONFLICT OF LAWS RULES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

      Section 8. COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts (or upon separate signature pages bound together into one or more counterparts), each of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

      Section 9. PURCHASE AGREEMENT. The rights and obligations of the parties hereto are subject to the terms and conditions of the Purchase Agreement.

             [Remainder of the Page is Intentionally Left Blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Restated Assignment to be duly executed as of the day and year first written above.


                                          PM LIMITED, as Assignor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          WELLS FARGO BANK
                                          NORTHWEST, NATIONAL
                                          ASSOCIATION, not in its
                                          individual capacity but solely as
                                          Owner Trustee, as Assignee


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          EXPRESSJET AIRLINES, INC.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

Annex 1 to Amended
and Restated Purchase
Agreement Assignment No. 2 - [Deal_]

                     CONSENT AND AGREEMENT NO. 2 - [DEAL_]

      The undersigned, EMBRAER-EMPRESA BRASILEIRA DE AERONAUTICA S.A., a corporation organized and existing under the laws of Brazil, hereby acknowledges notice of and consents to all of the terms of the foregoing Amended and Restated Purchase Agreement Assignment No. 2 - [Deal_], dated as of ________ ___, 2004, by and among PM Limited, WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee, and EXPRESSJET AIRLINES, INC., to the extent they relate to the Manufacturer (herein called the "Assignment No. 2", the defined terms therein being hereinafter used with the same meaning) and hereby confirms to the Assignee that: (i) all representations, warranties, indemnities and agreements of the Manufacturer under the Purchase Agreement with respect to the Aircraft shall inure to the benefit of the Assignee to the same extent as if originally named the "Buyer" therein, subject to the terms and conditions of the Assignment No. 2, the Purchase Agreement and PAA No. 1; (ii) the Assignee shall not be liable for any of the obligations or duties of Express under the Purchase Agreement, nor shall the Assignment No. 2 give rise to any duties or obligations whatsoever on the part of the Assignee owing to the Manufacturer except for the Assignee's agreement to the effect that in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including without limitation data, documents and services) delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement shall apply to and be binding upon the Assignee to the same extent as if the Assignee had been the original "Buyer" thereunder, and with respect to such agreement the Manufacturer agrees that, anything contained in the Purchase Agreement or the Assignment No. 2 to the contrary notwithstanding, so long as the Manufacturer shall not have received notice that a Lease Event of Default has occurred and is continuing, the Assignee shall not have any responsibility to the Manufacturer for failure to comply with any of the terms of the Purchase Agreement with respect to the Aircraft while under lease to Continental so long as the Assignee acts upon the written instructions of Express (or, if Continental shall have specified in a written notice to the Assignee and the Manufacturer that Continental is entitled to possession of the Aircraft, Continental) (to which instructions the Manufacturer understands it shall have access on request); PROVIDED that no person other than the Manufacturer shall have any rights against the Assignee with respect to the undertaking and agreement set forth in this clause (ii);
(iii) the Manufacturer will continue to pay to Express (or, if Continental shall have specified in a written notice to the Assignee and the Manufacturer that Continental is entitled to possession of the Aircraft, Continental) all payments which the Manufacturer may be required to make in respect of the Aircraft under the Purchase Agreement unless and until the Manufacturer shall have received written notice addressed to its Contracts Administrator, by mail to EMBRAER-Empresa Brasileira de Aeronautica S.A., Av. Brigadeiro Faria Lima, 2170, 12.227-901 Sao Jose dos Campos-SP, Brazil, or by fax to fax no: 55 12-3927-1257, that a Lease Event of Default has occurred and is continuing (which such notice from the Assignee shall be conclusive proof thereof to the Manufacturer and as to which the Manufacturer shall have no obligation to inquire), whereupon the Manufacturer will, until the Manufacturer shall have received notice in writing sent or addressed as aforesaid that no Lease Event of Default exists, make any and all payments and take any and all actions which it may be required thereafter to make or take in respect of the Aircraft under the Purchase Agreement and the right to receive which has been assigned under the Assignment No. 2 directly to the Assignee at its address at MAC: U1228-120, 299 S. Main Street, 12th Floor, Salt Lake City, Utah 84111 , telecopy no. 801-246-5053; (iv) from and after the delivery of the Aircraft on the Delivery Date, the Manufacturer will not assert any lien or claim against the Aircraft or any part thereof arising with respect to or in connection with any work or other services performed before the delivery and acceptance of the Aircraft; and (v) the Manufacturer consents to the grant of a security interest in the Purchase Agreement pursuant to the Trust Indenture (as defined in Appendix A to the Lease).

      The Manufacturer hereby represents and warrants that (A) the Manufacturer is a corporation duly organized and existing in good standing under the laws of Brazil, (B) the making and performance of the Purchase Agreement have been duly authorized by all necessary corporate action on the part of the Manufacturer, do not require any stockholder approval, do not contravene the Manufacturer's By-Laws or any indenture, credit agreement or other contractual agreement to which the Manufacturer is a party or by which it is bound, and the making of the Purchase Agreement does not contravene any law binding on the Manufacturer, (C) the making and performance of this Consent and Agreement have been duly authorized by all necessary corporate action on the part of the Manufacturer, do not require any stockholder approval and do not contravene any law binding on the Manufacturer or contravene the Manufacturer's By-laws or any indenture, credit agreement or other contractual agreement to which the Manufacturer is a party or by which it is bound, (D) the Purchase Agreement constituted as of the date thereof and at all times thereafter to and including the date of this Consent and Agreement constitutes a binding obligation of the Manufacturer enforceable against the Manufacturer in accordance with its terms subject to:
(i) the limitations of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally) and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (E) this Consent and Agreement is a binding obligation of the Manufacturer enforceable against the Manufacturer in accordance with its terms subject to: (a) the limitations of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally; and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). It is understood that the execution by the Manufacturer of this Consent and Agreement is subject to the condition that concurrently with execution and delivery hereof the Aircraft will be leased to Continental under the Lease Agreement.

       [The remainder of this page has been left blank intentionally.]

      This Consent and Agreement shall be governed by the laws of the State of New York, including all matters of construction, validity and performance, as applicable to contracts between citizens of the state to be performed wholly within that state, and without regard to conflicts of law rules other than
Section 5-1401 of the New York General Obligations Law.

      Dated as of _______ ___, 2004.

                                    EMBRAER-EMPRESA BRASILEIRA
                                    DE AERONAUTICA S.A.



                                    By
                                      ----------------------------------
                                      Title:



                                    By
                                      ----------------------------------
                                      Title:

                                 EXHIBIT D-2 to
                             NOTE PURCHASE AGREEMENT

                FORM OF INITIAL PURCHASE AGREEMENT ASSIGNMENT
                                 (NEW AIRCRAFT)


                   PURCHASE AGREEMENT ASSIGNMENT NO. 1-[DEAL]


            This PURCHASE AGREEMENT ASSIGNMENT NO. 1-[DEAL] (the
"Assignment"), dated as of _______ ___, 2004, is between EXPRESSJET AIRLINES, INC., a Delaware corporation (the "Assignor"), and PM Limited, a Cayman Islands company (the "Assignee").

            WHEREAS, the Assignor and the Manufacturer (as hereinafter defined) are parties to the Purchase Agreement (as hereinafter defined) providing, among other things, for the manufacture and sale by the Manufacturer to the Assignor of certain aircraft, engines and related equipment, including the Aircraft (as hereinafter defined), and the Aircraft is covered by the Lease Agreement (as hereinafter defined).

            WHEREAS, the Assignee wishes to acquire the Aircraft from the Manufacturer, and the Assignor, on the terms and conditions hereinafter set forth, is willing to assign to the Assignee certain of the Assignor's rights and interests under the Purchase Agreement, and the Assignee is willing to accept such assignment, as hereinafter set forth.

            WHEREAS, the Manufacturer is willing to execute and deliver to Assignee a Consent and Agreement to the provisions hereof in substantially the form attached hereto as Annex 1.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

             1. For all purposes of this Assignment, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

            AIRCRAFT. The Embraer Model EMB-145 XR aircraft to be delivered under the Purchase Agreement bearing Manufacturer's Serial No. [_________] and U.S. Registration Mark [N______] (as hereinafter defined), with two Allison AE3007A1E engines installed on such aircraft on the date of delivery therefor, together with the equipment, components and accessories installed thereon pursuant to the Purchase Agreement.

            LEASE OR LEASE AGREEMENT. The Lease Agreement dated as of the date hereof as the same may be amended, modified or supplemented, between Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as Owner Trustee, as lessor, and Continental Airlines, Inc. ("CAL"), as lessee, providing for the lease of the Aircraft.

            MANUFACTURER. EMBRAER-Empresa Brasileira de Aeronautica S.A., a corporation organized and existing under the laws of Brazil, and its successors and assigns.

            PURCHASE AGREEMENT. Purchase Agreement No. GPJ-003/96, dated August 5, 1996 as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, between the Manufacturer and the Assignor

(formerly known as Continental Express, Inc.) solely with respect to Articles 1, 2(a), 3(a), 4(a), 5(a), 6, 7(a) and (c), 12(a), 15, 17, 19, 20, 21, 24, 25, 26,
27, 28, 29 and 30 thereof, and Attachment C thereto providing, among other things, for the manufacture and sale by the Manufacturer to the Assignor (or its designee) of the airframe, Allison AE3007A1E engines and parts installed thereon.

            All terms used herein in capitalized form which are defined in the Lease and not otherwise defined herein shall, when used herein, have the meanings specified in Annex A to the Lease.

            2. Subject to the terms and conditions of this Assignment, Assignor does hereby sell, assign, transfer and set over unto the Assignee all the Assignor's rights and interest in and to the Purchase Agreement as and to the extent that the same relate to the Aircraft and the purchase and operation thereof, except to the extent reserved below, including, without limitation, (a) the right upon valid tender by the Manufacturer to purchase the Aircraft pursuant to the Purchase Agreement (including the right to accept delivery of such Aircraft, such right of acceptance to be exercised by a representative of the Assignor authorized by the Assignee and designated by the Assignor pursuant to Section 2.2(b) of the Lease), and the right to take title to the Aircraft and to be named the buyer in the bill of sale to be delivered by the Manufacturer for the Aircraft pursuant to Article 7(c) of the Purchase Agreement, (b) all claims for damages in respect of the Aircraft arising as a result of any default by the Manufacturer under the Purchase Agreement or any supplier of parts or equipment installed on or in the Aircraft, including, without limitation, all warranty and indemnity provisions contained in the Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft, and (c) any and all rights of the Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft; RESERVING TO THE ASSIGNOR HOWEVER, (i) all the Assignor's rights and interests in and to the Purchase Agreement to the extent the same relates to aircraft other than the Aircraft and the purchase and operation of such aircraft and to the extent it pertains to any other matters not directly pertaining to the Aircraft, and (ii) all the Assignor's rights and obligations with respect to any post-delivery adjustment of the purchase price of the Aircraft (and any other payments made or to be made by the Assignor in respect of such Aircraft under the Purchase Agreement or amounts credited or to be credited by the Manufacturer to the Assignor, PROVIDED that Assignor shall obtain no additional rights in or to the Aircraft or any part thereof by reason of making any such payment), and (iii) with respect to the Aircraft so long as the Aircraft is subject to the Lease (A) the rights to demand, accept and retain all rights in and to all property (other than the Aircraft), data and service related to the Aircraft which the Manufacturer is obligated to provide or does provide pursuant to the Purchase Agreement, and (B) the right to obtain services, training, data and demonstration and test flights related to the Aircraft pursuant to the Purchase Agreement (provided that after reasonable prior notice by CAL to Manufacturer, CAL shall be entitled to the rights referred to in this clause (iii) in lieu of the Assignor), and (iv) the right to maintain plant representatives at the Manufacturer's plant pursuant to the Purchase Agreement. The Assignee hereby accepts such assignment subject to the terms hereof.

            Notwithstanding the foregoing, so long as no Lease Event of Default as defined in Section 14 of the Lease has occurred and is continuing, the Assignee shall and it does hereby authorize the Assignor during the term of the Lease, as sublessee under the Express Sublease, to the exclusion of the Assignee, to exercise in Assignor's own name all rights and powers of the "Buyer" under the Purchase Agreement including the right to retain any recovery or benefit resulting from the enforcement of any warranty or indemnity under the Purchase Agreement in respect of the Aircraft except that the Assignor may not enter into any amendment, modification or supplement to the Purchase Agreement without the written consent or countersignature of the Assignee if such amendment, modification or supplement would result in any rescission, cancellation or termination of the Purchase Agreement with respect to the Aircraft, except as permitted by Article 9 or 22 of the Purchase Agreement provided that after reasonable prior notice by CAL to Manufacturer, CAL shall be entitled to exercise the rights of the Assignor referred to in this paragraph.

            Until such time as written notice of a Lease Event of Default or termination of the Lease shall have been given by the Lessor to the Manufacturer, to its Director of Contracts, by mail to EMBRAER-Empresa Brasileira de Aeronautica S.A., Av. Brigadeiro Faria Lima, 2170, 12.227-901 Sao Jose dos Campos-SP, Brazil, or by fax to fax no.: 55 12-3927-1257, the Manufacturer shall deal solely and exclusively with the Assignor. After such notice has been given to the Manufacturer, and until the Lessor shall have notified the Manufacturer that a Lease Event of Default is no longer continuing, the Manufacturer shall deal solely and exclusively with the Lessor. Assignee shall cause Lessor to promptly after all Lease Events of Default have been remedied to the satisfaction of Lessor, give written notice that such remedy has occurred to the Manufacturer with a copy to the Assignor, and upon the Manufacturer's receipt of such notice, the Assignor and the Manufacturer shall have all of the respective rights which they have hereunder and under the Consent and Agreement annexed hereto in the absence of notice from the Lessor of a Lease Event of Default.

            For all purposes of this Assignment, the Manufacturer shall not be deemed to have knowledge of, and need not recognize nor take any action with respect to, the occurrence of a Lease Event of Default, or the discontinuance of a Lease Event of Default, or the Aircraft's becoming no longer subject to the Lease, or the termination of the Assignor's rights hereunder by CAL to the extent permitted herewith, unless and until the Manufacturer shall have received from the Lessor or CAL, as required by the terms of this Assignment, written notice (including notice by fax) thereof and, in acting in accordance with the terms and conditions of the Purchase Agreement and this Assignment, the Manufacturer may act in accordance with and conclusively rely upon any such notice.

            3. It is expressly agreed that, anything herein contained to the contrary notwithstanding: (a) the Assignor shall at all times remain liable to the Manufacturer under the Purchase Agreement to perform all duties and obligations of the "Buyer" thereunder to the same extent as if this Assignment had not been executed; (b) the exercise by the Assignee of any of the rights assigned hereunder shall not release the Assignor from any of its duties or obligations to the Manufacturer under the Purchase Agreement except to the extent that such exercise by the Assignee shall constitute performance of such duties and obligations; (c) subject to the provisions of the penultimate paragraph of this Section 3, the Assignee shall not have any obligation or liability under the Purchase Agreement (including in particular, but without limitation, any liability for the payment of any taxes and customs duties under the Purchase Agreement, the obligation for payment of which shall remain with the Assignor as provided in clause (d) below) by reason of, or arising out of, this Assignment or be obligated to perform any of the obligations or duties of the Assignor under the Purchase Agreement or to make any payment (other than to pay the purchase price for the Aircraft as invoiced on the delivery date for such Aircraft to the extent and upon the terms and conditions set forth in the Purchase Agreement and the Lease Agreement) or to make any inquiry as to the sufficiency of any payment received by it or to present or file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder; (d) after the delivery date for the Aircraft under the Purchase

Agreement, the Assignor will exercise its rights and perform its obligations under the Purchase Agreement to the extent that such rights and obligations have not been assigned hereunder or performed by the Assignee. Nothing contained in this Section 3 shall impose upon the Assignee any liability for post-delivery adjustments in price, which adjustments it is understood and agreed will be the sole right and responsibility of the Assignor.

            Nothing contained herein shall subject the Manufacturer to any liability to which it would not otherwise be subject under the Purchase Agreement or modify in any respect the Manufacturer's contract rights thereunder or require the Manufacturer to divest itself of title to or possession of the Aircraft therefor until delivery thereof and payment therefor on the delivery date as provided therein.

            Without in any way releasing the Assignor from any of its duties or obligations under the Purchase Agreement, the Assignee hereby agrees, expressly for the benefit of the Manufacturer, that notwithstanding anything contained herein to the contrary, insofar as the provisions of the Purchase Agreement relate to the Aircraft accepted by Assignee under the Purchase Agreement, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including without limitation data, documents and services) delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement, shall apply to and be binding upon Assignee to the same extent as if Assignee had been the original "Buyer" thereunder. Assignee further agrees, expressly for the benefit of the Manufacturer, that at any time and from time to time upon the written request of the Manufacturer, Assignee shall promptly and duly execute and deliver any and all such further assurances, instruments and documents and take all such further action as the Manufacturer may reasonably request in order to obtain the full benefits of Assignee's agreements set forth in this paragraph.

            The Assignee hereby confirms that it shall be deemed for all purposes to have read and be familiar with the Purchase Agreement and to thoroughly understand the terms and conditions thereof.

            4. On the delivery date for the Aircraft, the Assignee agrees, subject to satisfaction or waiver of the conditions set forth in Section 4 of the Participation Agreement to purchase the Aircraft from the Manufacturer and, subject to the provisions of clause (c) of the first paragraph of Section 3 hereof, to pay (or agree to pay) the Manufacturer an amount equal to the unpaid balance of the purchase price payable to the Manufacturer on such Delivery Date for such Aircraft pursuant to the Purchase Agreement, as such unpaid balance may be adjusted in accordance with the terms of the Purchase Agreement and invoiced by the Manufacturer to the Assignee on or before the delivery date for such Aircraft.

            5. The Assignor agrees that at any time and from time to time upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Assignee may reasonably request in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

            6. The Assignor does hereby represent and warrant (a) that the Purchase Agreement is in full force and effect and is a legal, valid and binding obligation of Assignor, enforceable in accordance with its terms and that Assignor is not in default thereunder; and (b) that Assignor has not assigned, mortgaged, charged or pledged, and hereby covenants that it will not assign, mortgage, charge or pledge, so long as this Assignment shall remain in effect, the whole or any part of the rights hereby assigned or any of its rights with respect to the Aircraft under the Purchase Agreement not assigned hereby, to anyone other than the Assignee.

            7. The Assignee agrees that, so long as the Lease has not been terminated and the Assignor remains in possession, it will not enter into any agreement with the Manufacturer that would amend, modify, rescind, cancel or terminate the Purchase Agreement in respect of the Aircraft without the prior written consent of the Assignor.

             8. The Assignee agrees that it will not disclose to any third party (other than their direct and indirect parent companies) the terms of the Purchase Agreement (whether or not related to the Aircraft) or this Assignment, except (a) as required by applicable law, judicial proceeding or governmental regulation, or (b) as required for the assignment of its rights under this Assignment in accordance with the provisions of Article 16 of the Purchase Agreement, or (c) with the prior written consent of the Assignor and the Manufacturer, which consent shall not be unreasonably withheld with respect to a prospective bona fide purchaser of the Aircraft. Any disclosure as contemplated in (b) above shall include a requirement that the entity to which the information is disclosed shall be subject to obligations of nondisclosure with respect to such information substantially the same as those contained herein.

              9. This Assignment is executed by the Assignor and the Assignee concurrently with the execution and delivery of the Lease.

              10. This Assignment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

              11. THIS PURCHASE AGREEMENT ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO CONFLICT OF LAWS RULES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

      [The remainder of this page has been left blank intentionally.]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the day and year first above written.

                                          EXPRESSJET AIRLINES, INC.



                                          By
                                            ------------------------------------



                                          PM LIMITED



                                          By
                                            ------------------------------------


[Partial Assignment]

                                               Annex 1 to Purchase Agreement
                                                     Assignment No. 1-[DEAL]

                       CONSENT AND AGREEMENT No. 1-[DEAL]


            The undersigned, EMBRAER-EMPRESA BRASILEIRA DE AERONAUTICA S.A., a corporation organized and existing under the laws of Brazil, hereby acknowledges notice of and consents to all of the terms of the foregoing Purchase Agreement Assignment - No. 1-[DEAL], dated as of _____ ___, 2004, between EXPRESSJET AIRLINES, INC. and PM LIMITED, to the extent they relate to the Manufacturer (herein called the "Assignment", the defined terms therein being hereinafter used with the same meaning) and hereby confirms to the Assignee that: (i) all representations, warranties, indemnities and agreements of the Manufacturer under the Purchase Agreement with respect to the Aircraft shall inure to the benefit of the Assignee to the same extent as if originally named the "Buyer" therein, subject to the terms and conditions of the Assignment and the Purchase Agreement, except as provided in paragraph 2 of the Assignment, (ii) the Assignee shall not be liable for any of the obligations or duties of the Assignor under the Purchase Agreement, nor shall the Assignment give rise to any duties or obligations whatsoever on the part of the Assignee owing to the Manufacturer except for the Assignee's agreement in the Assignment to the effect that in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including without limitation data, documents and services) delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement, shall apply to and be binding upon Assignee to the same extent as if Assignee had been the original "Buyer" thereunder, and with respect to such agreement the Manufacturer agrees that, anything contained in the Purchase Agreement or the Assignment to the contrary notwithstanding, so long as the Manufacturer shall not have received notice from Lessor that a Lease Event of Default has occurred and is continuing, the Assignee shall not have any responsibility to the Manufacturer for failure to comply with any of the terms of the Purchase Agreement with respect to the Aircraft while under lease to CAL so long as the Assignee acts upon the written instructions of the Assignor (or if CAL shall have specified in a written notice to Assignee and Manufacturer, CAL) (to which instructions the Manufacturer understands it shall have access on request); PROVIDED that no person other than the Manufacturer shall have any rights against the Assignee with respect to the undertaking and agreement set forth in this clause (ii); (iii) the Manufacturer will continue to pay to the Assignor (or if CAL shall have specified in a written notice to Assignee and Manufacturer, CAL) all payments which the Manufacturer may be required to make in respect of the Aircraft under the Purchase Agreement unless and until the Manufacturer shall have received written notice addressed to its Director of Contracts, by mail to EMBRAER-Empresa Brasileira de Aeronautica S.A., Av. Brigadeiro Faria Lima, 2170, 12.227-901 Sao Jose dos Campos-SP, Brazil, or by fax to fax no: 55 12-3927-1257, that a Lease Event of Default has occurred and is continuing (which such notice from the Assignee shall be conclusive proof thereof to the Manufacturer and as to which the Manufacturer shall have no obligation to inquire), whereupon the Manufacturer will, until the Manufacturer shall have received notice in writing sent or addressed as aforesaid that no Lease Event of Default exists, make any and all payments and take any and all actions which it may be required thereafter to make or take in respect of the Aircraft under the Purchase Agreement and the right to receive which has been assigned under the Assignment to the Assignee (which has its registered office at the offices of Caledonian Bank & Trust Limited, Caledonian House, P.O. Box 1043, Dr Roy's Drive, George Town, Grand Cayman, Cayman Islands); and (iv) from and after the delivery of the Aircraft and payment in full therefor pursuant to
Article 4 of the Purchase Agreement as invoiced on the Delivery Date the Manufacturer will not assert any lien or claim against the Aircraft or any part thereof arising with respect to or in connection with any work or other services performed before the delivery and acceptance of the Aircraft.

            The Manufacturer hereby represents and warrants that (A) the Manufacturer is a corporation duly organized and existing in good standing under the laws of Brazil, (B) the making and performance of the Purchase Agreement have been duly authorized by all necessary corporate action on the part of the Manufacturer, do not require any stockholder approval, do not contravene the Manufacturer's By-Laws or any indenture, credit agreement or other contractual agreement to which the Manufacturer is a party or by which it is bound, and the making of the Purchase Agreement does not contravene any law binding on the Manufacturer, (C) the making and performance of this Consent and Agreement have been duly authorized by all necessary corporate action on the part of the Manufacturer, do not require any stockholder approval and do not contravene any law binding on the Manufacturer or contravene the Manufacturer's By-laws or any indenture, credit agreement or other contractual agreement to which the Manufacturer is a party or by which it is bound and (D) the Purchase Agreement constituted as of the date thereof and at all times thereafter to and including the date of this Consent and Agreement constitutes a binding obligation of the Manufacturer enforceable against the Manufacturer in accordance with its terms subject to: (i) the limitations of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally; and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), which principles do not make the remedies available at law or in equity with respect to the Purchase Agreement inadequate for the practical realization of the benefits intended to be provided thereby and this Consent and Agreement is a binding obligation of the Manufacturer enforceable against the Manufacturer in accordance with its terms subject to: (a) the limitations of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally; and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), which principles do not make the remedies available at law or in equity which respect to this Consent and Agreement inadequate for the practical realization of the benefits intended to be provided thereby. It is understood that the execution by the Manufacturer of this Consent and Agreement is subject to the condition that concurrently with the delivery of the Aircraft the Aircraft will be leased to Lessee under the Lease Agreement.

      [The remainder of this page has been left blank intentionally.]

            This Consent and Agreement shall be governed by the laws of the State of New York, including all matters of construction, validity and performance, as applicable to contracts between citizens of the state to be performed wholly within that state, and without regard to conflicts of law rules other than Section 5-1401 of the New York General Obligations Law.

Dated as of
______ ___, 2004
                                          EMBRAER-EMPRESA BRASILEIRA
                                              DE AERONAUTICA S.A.


                                          By
                                            ------------------------------------
                                            Title:


                                          By
                                            ------------------------------------
                                            Title:

                                 EXHIBIT D-3 to
                             NOTE PURCHASE AGREEMENT

                      FORM OF PURCHASE AGREEMENT ASSIGNMENT
                                 (NEW AIRCRAFT)


               PURCHASE AGREEMENT ASSIGNMENT NO. 2 - [DEAL_]

      PURCHASE AGREEMENT ASSIGNMENT NO. 2 - [Deal_], dated as of ______ ___, 2004 (this "Assignment"), between PM Limited, a Cayman Islands company (the "Assignor" or "PM Limited"), and WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee (the "Assignee").

                                    RECITALS

      WHEREAS, EXPRESSJET AIRLINES, INC., a Delaware corporation ("Express") and EMBRAER-Empresa Brasileira de Aeronautica S.A., a corporation organized under the laws of Brazil ("Embraer"), have entered into the Purchase Agreement, pursuant to which, among other things, Embraer has agreed to manufacture and sell to Express, and Express has agreed to purchase from Embraer, certain aircraft, including the Aircraft (as defined in the Purchase Agreement Assignment No. 1 described below);

      WHEREAS, pursuant to a Purchase Agreement Assignment No. 1 - [Deal_], dated as of the date hereof ("PAA No. 1"), between Express and PM Limited, Express has, among other things, assigned to PM Limited, with the consent of the Manufacturer, certain of its right, title and interest in, to and under the Purchase Agreement including, without limitation, the right to purchase the Aircraft from Embraer upon and subject to the terms and conditions set forth in the Purchase Agreement and PAA No. 1;

      WHEREAS, PM Limited has purchased the Aircraft from Embraer and, concurrently therewith, has sold the Aircraft to Wells Fargo Bank Northwest, National Association, acting not in its individual capacity but solely as Owner Trustee under the Trust Agreement [Deal_], dated as of the date hereof (the "Original Trust Agreement"), between Refine, Inc., as Owner Participant (the "Owner Participant"), and Wells Fargo Bank Northwest, National Association ("Wells Fargo");

      WHEREAS, in connection with the sale of the Aircraft by PM Limited to the Owner Trustee and with the consent of the Manufacturer, PM Limited shall, pursuant to this Assignment, transfer to the Owner Trustee all of PM Limited's present and future rights, title, obligations and interests in, to and under the Purchase Agreement as assigned by PAA No. 1, except for PM Limited's right to purchase the Aircraft from the Manufacturer pursuant to Section 2(a) of PAA No. 1;

      WHEREAS, the Owner Trustee desires to (i) issue Equipment Notes (as defined in Annex A to the Lease Agreement referred to herein) for the purpose of enabling the Owner Participant to repay, in part, the indebtedness relating to the acquisition of the Aircraft by the Owner Trustee, and (ii) lease the Aircraft to Continental Airlines, Inc. ("Continental") pursuant to the Lease Agreement (as hereinafter defined); and

      WHEREAS, to facilitate the transactions described in the immediately preceding Whereas clause, the Manufacturer is willing to execute and deliver to the Assignee a Consent and Agreement to the provisions hereof in substantially the form attached hereto as Annex 1;

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements of the parties contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged the parties hereto agree as follows:

      Section 1. DEFINITIONS. Capitalized terms used but not defined herein shall have the respective meanings set forth or incorporated by reference, and shall be construed and interpreted in the manner described, in PAA No. 1.

      Section 2. TRANSFER AND ASSUMPTION. The Assignor does hereby sell, assign and transfer to the Assignee all of the Assignor's present and future rights, title, obligations and interest in, to and under the Purchase Agreement as assigned by PAA No. 1, excluding the right to purchase the Aircraft from the Manufacturer (the "Assignor's Interest") and the Assignee hereby accepts the Assignor's Interest from the Assignor. The Assignee agrees that it shall be bound by all the terms of, and shall assume and undertake to perform all the obligations of, the Assignor with respect to the Assignor's Interest.

      Section 3. CONFIDENTIAL TREATMENT. The Assignee and the Assignor agree that the provisions of Paragraph 8 of PAA No. 1 are hereby terminated and superseded by the provisions of this Section 3 and, in furtherance thereof, agree that they will not disclose to any third party (other than their direct and indirect parent companies) the terms of the Purchase Agreement (whether or not related to the Aircraft) or PAA No. 1 or this Assignment, except (a) as required by applicable law, judicial proceeding or governmental regulation, (b) in the case of the Assignee, as required for the assignment of its rights under this Assignment in accordance with the provisions of Article 16 of the Purchase Agreement, (c) with the prior written consent of Express, the Assignor and the Manufacturer, which consent shall not be unreasonably withheld with respect to a prospective bona fide purchaser of the Aircraft, (d) to prospective and permitted transferees of Owner Participant's interest or their or Owner Participant's respective counsel or special counsel, independent insurance brokers, auditors, or other agents, (e) as otherwise permitted by the Operative Agreements (as defined in Annex A to the Lease), or (f) to such other Persons as are reasonably deemed necessary by the disclosing party for the purposes of enforcing such documents by such party; PROVIDED that any such disclosure under this sentence shall be made only to the extent necessary to meet the specific requirements or needs of the Assignee or PM Limited, as the case may be. Any disclosure as contemplated in (b), (c) or (d) above shall include a requirement that the entity to which the information is disclosed shall be subject to obligations of nondisclosure with respect to such information substantially the same as those contained herein.

      Section 4. ASSIGNMENT TO MORTGAGEE. The right, title and interest of the Assignee in and to this Assignment has, contemporaneously with the execution and delivery hereof, been assigned to and is subject to a security interest in favor of the Mortgagee (as such terms and the other capitalized terms used hereinafter in this sentence are defined in Appendix A to the Lease) under the Trust Indenture, for the benefit of the Loan Participants and the Note Holders referred to the Trust Indenture, all to the extent provided in such Trust Indenture. The Assignor hereby consents to such assignment and to the creation of such security interest in and to this Assignment.

      Section 5. NOTICES. Any notices provided for in PAA No. 1 shall be delivered to the Assignee at the following address or such other place as the Assignee may designate in accordance with PAA No. 1:

                  Wells Fargo Bank Northwest,
                  National Association
                  MAC: U1228-120
                  Attn:  Corporate Trust Dept.
                  299 S. Main Street, 12th Floor
                  Salt Lake City, UT 84111
                  Facsimile:  801-246-5053

      Section 6. HEADINGS. The headings of the Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

      Section 7. GOVERNING LAW. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO CONFLICT OF LAWS RULES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

      Section 8. COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts (or upon separate signature pages bound together into one or more counterparts), each of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

      Section 9. PURCHASE AGREEMENT. The rights and obligations of the parties hereto are subject to the terms and conditions of the Purchase Agreement.

            [Remainder of the Page is Intentionally Left Blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the day and year first written above.


                                          PM LIMITED, as Assignor


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          WELLS FARGO BANK
                                          NORTHWEST, NATIONAL
                                          ASSOCIATION, not in its
                                          individual capacity but solely as
                                          Owner Trustee, as Assignee


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

Annex 1 to Purchase
Agreement Assignment No. 2 - [Deal_]

                      CONSENT AND AGREEMENT NO. 2 - [DEAL_]

      The undersigned, EMBRAER-EMPRESA BRASILEIRA DE AERONAUTICA S.A., a corporation organized and existing under the laws of Brazil, hereby acknowledges notice of and consents to all of the terms of the foregoing Purchase Agreement Assignment No. 2 - [Deal_], dated as of ________ ___, 2004, by and among PM Limited and WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee, to the extent they relate to the Manufacturer (herein called the "Assignment No. 2", the defined terms therein being hereinafter used with the same meaning) and hereby confirms to the Assignee that: (i) all representations, warranties, indemnities and agreements of the Manufacturer under the Purchase Agreement with respect to the Aircraft shall inure to the benefit of the Assignee to the same extent as if originally named the "Buyer" therein, subject to the terms and conditions of the Assignment No. 2, the Purchase Agreement and PAA No. 1; (ii) the Assignee shall not be liable for any of the obligations or duties of Express under the Purchase Agreement, nor shall the Assignment No. 2 give rise to any duties or obligations whatsoever on the part of the Assignee owing to the Manufacturer except for the Assignee's agreement to the effect that in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including without limitation data, documents and services) delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement shall apply to and be binding upon the Assignee to the same extent as if the Assignee had been the original "Buyer" thereunder, and with respect to such agreement the Manufacturer agrees that, anything contained in the Purchase Agreement or the Assignment No. 2 to the contrary notwithstanding, so long as the Manufacturer shall not have received notice that a Lease Event of Default has occurred and is continuing, the Assignee shall not have any responsibility to the Manufacturer for failure to comply with any of the terms of the Purchase Agreement with respect to the Aircraft while under lease to Continental so long as the Assignee acts upon the written instructions of Express (or, if Continental shall have specified in a written notice to the Assignee and the Manufacturer that Continental is entitled to possession of the Aircraft, Continental) (to which instructions the Manufacturer understands it shall have access on request); PROVIDED that no person other than the Manufacturer shall have any rights against the Assignee with respect to the undertaking and agreement set forth in this clause (ii); (iii) the Manufacturer will continue to pay to Express (or, if Continental shall have specified in a written notice to the Assignee and the Manufacturer that Continental is entitled to possession of the Aircraft, Continental) all payments which the Manufacturer may be required to make in respect of the Aircraft under the Purchase Agreement unless and until the Manufacturer shall have received written notice addressed to its Contracts Administrator, by mail to EMBRAER-Empresa Brasileira de Aeronautica S.A., Av. Brigadeiro Faria Lima, 2170, 12.227-901 Sao Jose dos Campos-SP, Brazil, or by fax to fax no: 55 12-3927-1257, that a Lease Event of Default has occurred and is continuing (which such notice from the Assignee shall be conclusive proof thereof to the Manufacturer and as to which the

Manufacturer shall have no obligation to inquire), whereupon the Manufacturer will, until the Manufacturer shall have received notice in writing sent or addressed as aforesaid that no Lease Event of Default exists, make any and all payments and take any and all actions which it may be required thereafter to make or take in respect of the Aircraft under the Purchase Agreement and the right to receive which has been assigned under the Assignment No. 2 directly to the Assignee at its address at MAC: U1228-120, 299 S. Main Street, 12th Floor, Salt Lake City, Utah 84111 , telecopy no. 801-246-5053; (iv) from and after the delivery of the Aircraft on the Delivery Date, the Manufacturer will not assert any lien or claim against the Aircraft or any part thereof arising with respect to or in connection with any work or other services performed before the delivery and acceptance of the Aircraft; and (v) the Manufacturer consents to the grant of a security interest in the Purchase Agreement pursuant to the Trust Indenture (as defined in Appendix A to the Lease).

      The Manufacturer hereby represents and warrants that (A) the Manufacturer is a corporation duly organized and existing in good standing under the laws of Brazil, (B) the making and performance of the Purchase Agreement have been duly authorized by all necessary corporate action on the part of the Manufacturer, do not require any stockholder approval, do not contravene the Manufacturer's By-Laws or any indenture, credit agreement or other contractual agreement to which the Manufacturer is a party or by which it is bound, and the making of the Purchase Agreement does not contravene any law binding on the Manufacturer, (C) the making and performance of this Consent and Agreement have been duly authorized by all necessary corporate action on the part of the Manufacturer, do not require any stockholder approval and do not contravene any law binding on the Manufacturer or contravene the Manufacturer's By-laws or any indenture, credit agreement or other contractual agreement to which the Manufacturer is a party or by which it is bound, (D) the Purchase Agreement constituted as of the date thereof and at all times thereafter to and including the date of this Consent and Agreement constitutes a binding obligation of the Manufacturer enforceable against the Manufacturer in accordance with its terms subject to:
(i) the limitations of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally) and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (E) this Consent and Agreement is a binding obligation of the Manufacturer enforceable against the Manufacturer in accordance with its terms subject to: (a) the limitations of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally; and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). It is understood that the execution by the Manufacturer of this Consent and Agreement is subject to the condition that concurrently with execution and delivery hereof the Aircraft will be leased to Continental under the Lease Agreement.

      [The remainder of this page has been left blank intentionally.]

      This Consent and Agreement shall be governed by the laws of the State of New York, including all matters of construction, validity and performance, as applicable to contracts between citizens of the state to be performed wholly within that state, and without regard to conflicts of law rules other than
Section 5-1401 of the New York General Obligations Law.

      Dated as of _______ ___, 2004.

                                    EMBRAER-EMPRESA BRASILEIRA
                                    DE AERONAUTICA S.A.



                                    By
                                      ------------------------------------------
                                      Title:



                                    By
                                      ------------------------------------------
                                      Title:

                                  EXHIBIT E to
                             NOTE PURCHASE AGREEMENT

                             FORM OF TRUST AGREEMENT

                               (Filed Separately)

                                    EXHIBIT F
                           TO NOTE PURCHASE AGREEMENT


                                 DELIVERY NOTICE


                                Dated as of [__]



To each of the addressees listed
      in Schedule A hereto

            RE:   DELIVERY NOTICE IN ACCORDANCE WITH NOTE
                  PURCHASE AGREEMENT REFERRED TO BELOW

Ladies and Gentlemen:

      Reference is made to the Note Purchase Agreement, dated as of June 29, 2004, among Continental Airlines, Inc. (the "COMPANY"), Wilmington Trust Company, as Pass Through Trustee under the Pass Through Trust Agreement (as defined therein) (the "PASS THROUGH TRUSTEE"), Wilmington Trust Company, as Subordination Agent (the "SUBORDINATION AGENT"), Wells Fargo Bank Northwest, National Association, as Escrow Agent (the "ESCROW AGENT") and Wilmington Trust Company, as Paying Agent (the "PAYING AGENT") (as in effect from time to time, the "NOTE PURCHASE AGREEMENT"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement or, to the extent not defined therein, the Intercreditor Agreement.

      Pursuant to Section 1(b) of the Note Purchase Agreement, the undersigned hereby notifies you, in respect of the Embraer Model EMB-145 XR aircraft with manufacturer's serial number [MSN] (the "AIRCRAFT"), of the following:

(1)   The Scheduled Closing Date of the Aircraft is [_________]; and

(2) The principal amount of the Equipment Notes to be issued, and purchased by the Pass Through Trustee on such Scheduled Closing Date, in connection with the financing of such Aircraft is $[_______].


      The Company hereby instructs the Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [__________] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit A hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the Escrow Agent.1

      The Company hereby instructs the Pass Through Trustee to (i) purchase Equipment Notes in an amount set forth in clause (2) above with a portion of the proceeds [of the withdrawals of Deposits referred to in the Notice of Purchase Withdrawal referred to above]2 [received on the Scheduled Closing Date from the Underwriters]3 and (ii) re-deposit with the Depositary any amount not used on the Scheduled Closing Date to purchase Equipment Notes.

      The Company hereby instructs the Pass Through Trustee to (a) enter into the Participation Agreement [TN] dated as of [__________] among the Company, as Lessee, Wilmington Trust Company, as Mortgagee and Loan Participant, Wells Fargo Bank Northwest, National Association, as Owner Trustee and Lessor, [_______], as Owner Participant, and Embraer-Empresa Brasileira de Aeronautica, (b) perform its obligations thereunder and (c) deliver such certificates, documents and legal opinions relating to the Pass Through Trustee as required thereby.

Yours faithfully,

Continental Airlines, Inc.


By:
    -------------------------
    Name:
    Title:



















-------------------

1. Eliminate if the Scheduled Closing Date is the Issuance Date.

2. Eliminate if the Scheduled Closing Date is the Issuance Date.

3. Insert if the Scheduled Closing Date is the Issuance Date.

                                   SCHEDULE A

Wilmington Trust Company, as
  Pass Through Trustee, Subordination
  Agent and Paying Agent
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890
Attention:  Corporate Trust Administration
Facsimile:  (302) 651-8882

Wells Fargo Bank Northwest, National Association,
 MAC:U1228-120 as Escrow Agent
299 South Main Street, 12th Floor
Salt Lake City, Utah  84111
Attention:  Corporate Trust Services
Facsimile:  (801) 246-5053

WestLB AG, New York Branch, as Depositary
1211 Avenue of the Americas
New York, New York 10036
Attention:  Brigitte Thieme
Facsimile:  (212) 869-7634
Attention:  Eugene Chan
Facsimile:  (212) 852-6305


Standard & Poor's Ratings Services
55 Water Street, 35th Floor
New York, New York 10004
Attention:  Michael K. Vernier
Facsimile:  (212) 438-6632

Moody's Investors Service, Inc.
99 Church Street
New York, New York  10007
Attention:  Richard Bittenbender
Facsimile:  (212) 553-3855

                                                                         Annex A


                             WITHDRAWAL CERTIFICATE


                Wells Fargo Bank Northwest, National Association
                                 as Escrow Agent

Ladies and Gentlemen:

            Reference is made to the Escrow and Paying Agent Agreement, dated as of June 29, 2004 (the "Agreement"). We hereby certify to you that the conditions to the obligations of the undersigned to execute a Participation Agreement pursuant to the Note Purchase Agreement have been satisfied. Pursuant to Section 1.02(c) of the Agreement, please execute the attached Notice of Purchase
Withdrawal and immediately transmit by facsimile to the Depositary, at (212) 869-7634 (Attention: Brigitte Thieme) and (212) 852-6305 (Attention: Eugene
Chan). Capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.



                                    Very truly yours,

                                    WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but
                                    solely as Pass Through Trustee


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:



Dated:  As of ____________, 200_

                                                                       Exhibit A


                          NOTICE OF PURCHASE WITHDRAWAL



WestLB AG, New York Branch
1211 Avenue of the Americas
New York, New York 10036
Attention:  Brigitte Thieme
Facsimile:  (212) 869-7634
Attention:  Eugene Chan
Facsimile:  (212) 852-6305


Ladies and Gentlemen:

            Reference is made to the Deposit Agreement dated as of June 29, 2004 (the "DEPOSIT AGREEMENT") between Wells Fargo Bank Northwest, National Association, as Escrow Agent, and WestLB AG, New York Branch, as Depositary (the "DEPOSITARY").

            In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[_______], Account No. [____________].

            The undersigned hereby directs the Depositary to pay the proceeds of the Deposit to [________________], Account No. [_____], Reference: [_________]
on [_________ __, 200__], upon the telephonic request of a representative of the Pass Through Trustee.


                                          WELLS FARGO BANK NORTHWEST, NATIONAL
                                             ASSOCIATION,
                                             as Escrow Agent


                                          By
                                            ------------------------------------
                                             Name:
                                             Title:

Dated: As of _______ __, 200_